EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF  2002

I, Sean T. Smith, Chief Financial Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)     the Quarterly Report on Form 10-Q of the Company for the quarterly period ended May 4,  2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SEAN T. SMITH

Sean T. Smith
Chief Financial Officer
June 16, 2003

This certification accompanies the Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.